                                                                    Exhibit 99.2

     THIS NOTE AND THE SECURITIES  UNDERLYING THIS NOTE HAVE NOT BEEN REGISTERED
UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED (THE "ACT"),  OR QUALIFIED  UNDER
APPLICABLE  STATE  SECURITIES  LAWS. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE
TRANSFERRED  IN THE  ABSENCE OF SUCH  REGISTRATION  AND  QUALIFICATION  WITHOUT,
EXCEPT AS  OTHERWISE  AGREED BY NYFIX,  INC.,  AN OPINION OF COUNSEL  REASONABLY
SATISFACTORY TO NYFIX,  INC. THAT SUCH  REGISTRATION AND  QUALIFICATION  ARE NOT
REQUIRED.

                           CONVERTIBLE PROMISSORY NOTE

$7,500,000                                                     December 30, 2004

     FOR VALUE RECEIVED,  the undersigned,  NYFIX, INC., a Delaware  corporation
(the  "Maker"),  hereby  promises  to pay to the order of  Whitebox  Convertible
Arbitrage  Partners L.P., a British Virgin Islands limited  partnership,  or its assigns (the "Payee"),  at such place as the Payee may designate in writing, the principal sum of Seven Million Five Hundred  Thousand Dollars  ($7,500,000),  or
such lesser amount as shall equal the outstanding principal amount hereof, under the terms set forth herein.

     1.   INTEREST.  Except as otherwise  provided herein,  the unpaid principal balance hereof from time to time  outstanding  shall bear interest from the date hereof at the rate of five percent (5%) per annum.

     2.   PAYMENT  OF  INTEREST  AND  PRINCIPAL.  Except as  otherwise  provided herein, and subject to any default hereunder,  the principal and interest hereof is payable as follows:

          (a) Interest is payable in cash  semi-annually  in arrears on December
30 and June 30 of each year (each, a "Scheduled  Interest  Payment"),  beginning
June 30, 2005.

          (b) The entire outstanding  principal amount of the Note together with all accrued but unpaid  interest  shall be due in cash on December 30, 2009 (the
"Maturity Date").

          (c)  Except as  provided  in  Section 5 below,  the Maker will have no right of early prepayment on this Note.

     3.   OPTIONAL PAYMENT IN STOCK.

          (a) In lieu of making a cash payment under Section 2(a), Maker may pay the  Scheduled  Interest  Payment,  or any portion  thereof,  by the issuance of shares of its common  stock,  par value $0.001 per share (the  "Common  Stock"), based on the per share value of the Common  Stock.  For purposes of this Section
3(a),  the per  share  value of the  Common  Stock as of a  particular  Schedule
Interest Payment date is 95% (rounded to the nearest $.01) of the average of the closing  prices  of  Maker's  Common  Stock  on the  Trading  System  for the 10
consecutive trading days ending on the first trading day prior to the particular
Scheduled Interest Payment date (such 10 consecutive trading days being referred to as the "Scheduled Interest Computation  Period").  For purposes of this Note,

the term "Trading System" means the Nasdaq National Market or, if the securities are not then quoted on the Nasdaq  National  Market,  the OTC Bulletin  Board as
reported  by  bigcharts.com  or, if this  service  is  discontinued,  such other reporting services as is mutually acceptable to Maker and Payee.

          (b)  Payment in shares of Common  Stock  shall be deemed to be made by the Maker by giving written notice to Payee of the number of shares being issued in such Scheduled Interest Payment and the Maker's  calculation of the per share value under Section 3(a) above;  provided that certificates  representing  those shares are delivered to Payee within 10 business days after the due date of such
Schedule Interest Payment.

          (c)  Despite  the  foregoing,  the Maker  may not issue  shares of its
Common Stock as payment pursuant to this Section 3 unless:

               (i) the  Maker  gives  the  Payee  written  notice  at least  one business  day  prior to the  commencement  of the  relevant  Scheduled  Interest
Computation  Period of the Maker's  intention to make a payment  using shares of
Common Stock (and specifying the payment amount to be settled by the issuance of shares) and

               (ii) on the date that the relevant payment is due, the Maker has, pursuant to the terms of a  Registration  Rights  Agreement of this date between the Maker and the Payee (the  "Registration  Rights  Agreement"),  an  effective registration  statement  under  the Act and  applicable  state  securities  laws covering the public resale of such shares by Payee.

     4.   CONVERSION AT THE OPTION OF PAYEE.

          (a) At any time while any portion of the principal or interest of this
Note is  outstanding,  the  Payee  may  give the  Maker  written  notice  of its intention  to convert all or any  portion of the  outstanding  principal  and/or accrued  but  unpaid  interest  on this Note  into such  number of shares of the
Maker's  Common  Stock  equal  to the  amount  to be  converted  divided  by the
Conversion  Rate in effect at such  time.  In  connection  with an  election  to convert pursuant to Section 4(d)(i), such written notice shall be given no later than 10 business days after the Maker gives  written  notice to the Payee of the proposed  effective  date of the  Fundamental  Change (as defined  below).  Upon receipt of the  Payee's  written  notice,  the Maker  shall  cause  certificates representing  those shares to be  delivered to Payee within 10 business  days of
Maker's receipt of such notice, and payment shall be deemed to have been made on the date of such notice.

          (b) The "Conversion Rate" initially shall be $6.94 (an amount equal to the  product of (i) the average  (rounded  to the  nearest  $.01) of the closing prices of Maker's  Common Stock on the Trading  System for the five  consecutive trading  days  immediately  preceding  the Closing  Date,  and (ii)  1.20).  The
Conversion  Rate  shall be  adjusted  proportionally  for any  subsequent  stock
dividend  or  split,  stock  combination  or  other  similar   recapitalization,
reclassification or reorganization of or affecting Maker's Common Stock. In case of (i) any  consolidation  or merger to which the Maker is a party  other than a merger or consolidation in which the Maker is the continuing  corporation,  (ii)
any  sale,  transfer  or other  disposition  to  another  corporation  of all or substantially  all of the  Maker's  assets or (iii) any  statutory  exchange  of
securities  with  another  corporation   (including  any  exchange  effected  in
connection with a merger of a third corporation into the Maker), then instead of receiving shares of Maker's Common Stock,  Payee shall have the right thereafter to  receive  the kind and  amount of shares  of stock and other  securities  and property  which the Payee  would  have  owned or have been  entitled  to receive immediately  after  such  consolidation,  merger,  statutory  exchange,  sale or transfer had the same portion of this Note been converted  immediately  prior to the effective date of such consolidation,  merger,  statutory exchange,  sale or transfer and, in any such case, if necessary,  appropriate  adjustment  shall be made in the application of the provisions set forth in this Section with respect to the  rights  and  interests  thereafter  of the  Payee,  to the end  that the provisions set forth in this Section shall  thereafter  correspondingly  be made applicable,  as nearly as may  reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable in connection with this
Note.  The provisions of this  subsection  shall  similarly  apply to successive consolidations, mergers, statutory exchanges, sales or transfers.

          (c)

               (i) If the Maker, at any time prior to the payment of the Note in full,  shall issue any  Additional  Shares of Common  Stock  (otherwise  than as provided  in the  foregoing  Section  4(b)) at a price per  share  less than the applicable  Conversion  Rate then in effect or without  consideration,  then the applicable  Conversion  Rate upon each such  issuance  shall be adjusted to that price  (rounded to the nearest $.01)  determined by  multiplying  the applicable
Conversion  Rate then in effect by a fraction,  (x) the numerator of which shall be  equal  to the sum of (A) the  number  of  shares  of  Maker's  Common  Stock outstanding  immediately  prior to the  issuance  of such  Additional  Shares of
Common  Stock  PLUS (B) the  number of shares of Common  Stock  (rounded  to the nearest whole share) which the aggregate  consideration  for the total number of such  Additional  Shares of Common Stock so issued would purchase at a price per share  equal to the  applicable  Conversion  Rate  then in  effect,  and (y) the denominator  of which  shall be equal to the number of shares of Maker's  Common
Stock  outstanding  immediately  after the issuance of such Additional Shares of
Common Stock. The provisions of this subsection (c)(i) shall not apply under any of the circumstances for which an adjustment is provided in Section 4(b).

               (ii)  For  purposes  of  this  Section  4(c),  the  consideration received  by the  Maker for any  Additional  Shares  of  Common  Stock  shall be computed as follows:

                    (A) if it  consists  of  cash,  the  consideration  shall be computed at the aggregate amount of cash received by the Maker;

                    (B) if it  consists  of  securities  and the  value  of such securities is not  determinable by reference to a separate  agreement,  then the value  shall be  computed  based on the  average  of the  closing  prices of the securities on the Trading  System over the 30  trading-day  period ending on the date of receipt by the Maker;  and if there is no active  public market for such securities,  then the value  shall be computed  based on the fair  market  value thereof on the date of receipt by the Maker,  as determined in good faith by the
Maker's board of directors;

                    (C)  if  it  consists  of  property   other  than  cash  and
securities, the consideration shall be computed at the fair market value thereof at the time of such  issuance,  as determined in good faith by the Maker's board of directors; and

                    (D) if shares of Common Stock are issued together with other shares or securities or other assets of the Maker for consideration which covers both, by the proportion of such consideration so received,  computed as provided in clauses A, B and C above, as determined in good faith by the Maker's board of directors.

               (iii) For purposes of this  Section  4(c),  the term  "Additional
Shares of Common  Stock"  shall mean all shares of Maker's  Common  Stock issued after the date of this Note, other than shares of Common Stock issued:

                    (A)  to  employees,   advisors,   consultants  or  directors
pursuant to the Javelin Technologies, Inc. 1999 Stock Option/Stock Issuance plan or stock option,  stock grant,  stock purchase or similar plans or  arrangements approved by both the Maker's board of directors and stockholders;

                    (B) as a dividend or other  distribution  in connection with which an adjustment to the Conversion Rate is made;

                    (C)  in a  merger,  consolidation,  acquisition  or  similar business combination that is approved by the Maker's board of directors;

                    (D) pursuant to credit,  lease or other commercial financing arrangements approved by the Maker's board of directors;

                    (E) pursuant to any rights or agreements  outstanding  as of the date of this Note;

                    (F) if the  holders  of a  majority-in-interest  of the then outstanding  Note  agree in  writing  that  such  shares  shall  not  constitute
Additional Shares of Common Stock;

                    (G) upon  exercise of any options,  warrants or  convertible securities outstanding as of the date of this Note; or

                    (H) upon conversion or payment of this Note.

          (d)

               (i) If and only to the  extent the Payee  elects to  convert  the
Note in  connection  with a  Fundamental  Change  that occurs on or prior to the
Maturity  Date (as so  indicated by the Payee's  notice to the Maker),  then the
Maker  shall pay a  make-whole  interest  payment to the  Payee,  payable on the effective date of such Fundamental  Change. The make-whole interest payment will be equal to the present value (computed using the following Discount Rate) as of the effective date of the Fundamental Change of all remaining scheduled interest payments.  For purposes of this Note, the "Discount  Rate" shall be equal to the lesser of (i) the average yield on the U.S. Treasury Note having a term as close as possible to the then  remaining  term of the Note and (ii) five percent (5%).
At the option of the Maker, the make-whole  interest payment may be paid in cash or shares of the Maker's  Common  Stock.  If the Maker elects to issue shares of
Common Stock,  the number of shares of the Maker's  Common Stock to be delivered to the Payee will be equal to the make-whole  interest payment amount divided by
95% of the average of the closing  prices  (rounded to the nearest $0.01) of the
Maker's Common Stock on the Trading  System for the 10 consecutive  trading days prior to but not including the effective  date of such  Fundamental  Change (the
"Fundamental Change Computation Period").

               (ii) Despite the foregoing, the Maker may not issue shares of its
Common Stock for the make-whole  interest payment pursuant to Section 4(d) above unless:

                    (A) the Maker  gives the Payee  written  notice at least one business day prior to the  commencement  of the Fundamental  Change  Computation
Period of the Maker's  intention to make a payment  using shares of Common Stock
(and specifying the payment amount to be settled by the issuance of shares) and

                    (B) on the date that the relevant  payment is due, the Maker has, pursuant to the terms of the Registration  Rights  Agreement,  an effective registration  statement  under  the Act and  applicable  state  securities  laws covering the public resale of such shares by Payee.

               (iii) A "Fundamental Change" is any transaction or event (whether by means of an exchange offer, tender offer, liquidation, consolidation, merger, combination, reclassification, reorganization, recapitalization or otherwise) in connection  with which all or  substantially  all of the Maker's Common Stock is exchanged for,  converted into,  acquired for or constitutes solely the right to receive,  consideration  which  consists  of cash  and/or  securities  (or other property) that are not listed,  or expected to be listed  immediately  after the transaction or event, on a U.S. national securities  exchange,  or not approved, or expected to be  approved  immediately  after the  transaction  or event,  for quotation on the Nasdaq National Market.

          (e) No fractional  shares of Maker's Common Stock shall be issued upon conversion of the Note or in connection with a make-whole  interest payment.  In lieu of any fractional  shares to which Payee would  otherwise be entitled,  the
Maker shall pay cash equal to the  product of such  fraction  multiplied  by the average of the closing  prices of the Common Stock on the Trading System for the five consecutive trading days immediately preceding the date of the conversion.

     5.  CONVERSION AT THE OPTION OF MAKER.

          (a) If, at any time while any portion of the  principal or interest of this Note is  outstanding,  the closing  price of the Maker's  Common  Stock has exceeded  150% of the  Conversion  Rate (as  computed in Section  4(a) above and subject  to  adjustment  pursuant  to  Sections  4(b) and  4(c)) for at least 10 trading days in the  30-trading day period ending within five trading days prior to the date of the  Maker's  Notice,  then  Maker may  elect to cause  automatic conversion of all or any portion of the outstanding principal and/or accrued but unpaid  interest on this Note into shares of the Maker's  Common  Stock based on the Conversion Rate (as computed in Section 4(a) above and subject to adjustment pursuant to Sections 4(b) and 4(c)). The Maker shall make the election  pursuant to this Section by delivering to the Payee a written notice of intent to require
the  automatic  conversion  (the  "Maker's  Notice").   The  Maker  shall  cause
certificates  representing  such shares of Common  Stock to be  delivered to the
Payee within 10 business days of  delivering  Maker's  Notice to the Payee,  and payment  shall be deemed to have  been made on the date of the  Maker's  Notice;
provided,  however,  that Maker  shall not be  obligated  to issue  certificates representing  such shares of Common Stock unless the Note is either delivered to
Maker or its transfer  agent, or Payee notifies Maker or its transfer agent that such  Note  has been  lost,  stolen  or  destroyed  and  executes  an  agreement satisfactory  to Maker to  indemnify  Maker  from  any  loss  incurred  by it in connection with such Note.

          (b)  If  on  or  before   December  30,  2007,  the  Maker  elects  to
automatically  convert all or portion of the outstanding  principal  pursuant to
Section 5(a), the Maker shall pay a make-whole  interest payment to the Payee on the date of such  conversion.  The make-whole  interest payment will be equal to the  present  value  (computed  using the  Discount  Rate) as of the date of the
Maker's Notice of all remaining  scheduled interest  payments.  At the option of the Maker, the make-whole  interest payment may be paid in cash or shares of the
Maker's Common Stock.  If the Maker elects to issue shares of Common Stock,  the number of shares of the Maker's  common  stock to be delivered to the Payee will be equal to the make-whole interest payment amount divided by 95% of the average of the closing prices  (rounded to the nearest $.01) of the Maker's Common Stock on the Trading  System for the 10  consecutive  trading days ending on the first trading  prior  to the  date  of  the  Maker's  Notice  (the  "Maker  Conversion
Computation Period").

          (c)  Despite  the  foregoing,  the Maker  may not issue  shares of its
Common Stock for the make-whole  interest payment pursuant to Section 5(b) above unless:

               (i) the  Maker  gives  the  Payee  written  notice  at least  one business  day  prior to the  commencement  of the Maker  Conversion  Computation
Period of the Maker's  intention to make a payment  using shares of Common Stock
(and  specifying the payment amount to be settled by the issuance of shares) and

               (ii) on the date that the relevant payment is due, the Maker has, pursuant  to the  terms  of the  Registration  Rights  Agreement,  an  effective registration  statement  under  the Act and  applicable  state  securities  laws covering the public resale of such shares by Payee.

          (d)  No fractional shares of Maker's Common Stock shall be issued upon conversion of the Note or in connection with a make-whole  interest payment.  In lieu of any fractional  shares to which Payee would  otherwise be entitled,  the
Maker shall pay cash equal to the product of such fraction multiplied by the average of the closing  prices of the Common Stock on the Trading System for the five consecutive trading days immediately preceding the date of the conversion.

     6.   ADDITIONAL   INTEREST.   In  the  event  that   Maker   fails  by  the
"Registration  Deadline",  as  that  term  is  defined  in  Section  2.1  of the
Registration  Rights  Agreement,  to  obtain  effectiveness  under  the  Act and applicable state  securities laws of the Registration  Statement (as required by the terms of the Registration  Rights  Agreement)  covering all of the shares of
Common Stock  issuable  pursuant to the  provisions of this Note,  then for each full month thereafter  (prorated for partial months) that this failure continues
(the  "Failure  Term"),  the Maker shall pay in arrears,  on the next  Scheduled
Interest  Payment  date,  additional  interest  on this  Note  (the  "Additional
Interest") as follows:

DURING THIS MONTH OF THE FAILURE TERM     THE ADDITIONAL INTEREST ON THE NOTE IS
-------------------------------------     --------------------------------------

   First                                            $25,000
   Second                                           $50,000
   Third                                            $75,000
   Fourth through Fourteenth                        $31,250
   Fifteenth                                         $6,250

In no event will the  Additional  Interest  exceed the aggregate sum of $500,000 over  the  life  of the  Note.  Notwithstanding  Section  3 of  this  Note,  the
Additional Interest shall be paid only in cash.

     Despite  the  foregoing,  if the  Payee  consents  (as  provided  under the
Registration  Rights  Agreement)  to an extension of the  effective  date of the
Registration  Statement  beyond the  original  Registration  Deadline,  then the
Registration Deadline hereunder shall be extended by a like period.

     7.   MAXIMUM  NUMBER OF SHARES.  Notwithstanding  anything to the  contrary contained in Sections 3, 4 and 5 of this Note, in no event will Maker issue such number of shares of Maker's Common Stock that would exceed any cap or limitation on the number of shares (the "Maximum Share Amount") imposed by the rules of the
primary  exchange  on  which  Maker's  Common  Stock  is  traded,   relating  to
stockholder approval or otherwise. To the extent the number of shares of Maker's
Common Stock to be issued  pursuant to this Note, when aggregated with all prior issuances of shares of Maker's Common Stock under this Note, exceeds the Maximum
Share Amount (the "Excess Shares"),  Maker shall issue to Payee only such number of shares of Maker Common  Stock as shall not exceed such  Maximum  Share Amount and shall pay Payee cash for the  remainder of the amount owed. In computing the cash balance that  relates to the Excess  Shares,  the Maker shall pay Payee the greater of (i) the actual cash amount  computed  under the other  provisions  of this Note and (ii) the fair  market  value of the  Excess  Shares,  computed  by reference to the average  (rounded to the nearest $.01) of the closing prices of
Maker's Common Stock on the Trading System for the five consecutive trading days immediately  preceding the date when the Maker would  otherwise issue the Excess
Shares but for the Maximum Share Amount limitation.

     8.   DIVIDENDS.  If, at any time  while any  portion  of the  principal  or interest on the Note is  outstanding,  Maker  declares a  distribution  in cash, property  (including  securities)  or a combination  thereof,  whether by way of dividend  or  otherwise,  with  respect to its  Common  Stock,  the Payee  shall participate pro rata in such distribution on an as-converted  basis with holders of Maker's Common Stock.

     9.   SUBORDINATION.  The Note is subordinate and junior to all existing and future secured  indebtedness  of Maker.  This Note will rank pari passu with all existing and future unsecured indebtedness of Maker, unless such other unsecured indebtedness is, by its terms or by operation of law,  subordinate and junior to the unsecured indebtedness represented by this Note.

     10.  DEFAULT.  The  occurrence of any one or more of the  following  events shall  constitute  an event of default,  upon which Payee may declare the entire principal amount of this Note, together with all accrued but unpaid interest, to be immediately due and payable in cash:

          (a) The Maker  shall  fail to make any  payment  of  principal  and/or accrued  but  unpaid  interest  (at  the  applicable  rate,  and  including  any make-whole  interest  amounts)  when due and  payable,  and such  failure  shall continue  through 15 days after Payee gives  written  notice of such  failure to
Maker.

          (b) The Maker shall be in material default of any term or provision of the Purchase  Agreement of even date  herewith  between the parties  hereto (the
"Purchase  Agreement") or the Registration  Rights Agreement (other than Section
2.1 thereof),  and such failure shall continue through 30 days after Payee gives written notice of such default to Maker.

          (c) The   Maker   shall   become    insolvent   or   any   bankruptcy,
reorganization,  debt  arrangement or other  proceeding  under any bankruptcy or insolvency law shall be instituted by or against the Maker.

          (d) Any  representation  or  warranty  of the Maker  contained  in the
Purchase  Agreement and the Registration  Rights Agreement shall have been false in any material respect on the Closing Date.

     Without limiting the above, the Maker acknowledges that payments in cash or by the issuance of stock on the various  scheduled  due dates are of essence and that any failure to timely pay the  principal or interest  (within any permitted grace period) permits Payee to declare this Note  immediately due in cash in its entirety without any prior notice of any kind to Maker,  except for the specific notices provided above.

     11.  APPLICABLE LAW. THE VALIDITY,  CONSTRUCTION AND  ENFORCEABILITY OF THE
NOTE SHALL BE GOVERNED BY THE  INTERNAL  LAWS OF THE STATE OF NEW YORK,  WITHOUT
GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.  The Maker consents to the personal  jurisdiction  and forum  convenience  of the state and federal  courts located in Hennepin County,  Minnesota,  with respect to any action by the Payee to enforce the  provisions  of this Note.  The Payee  consents  to the  personal jurisdiction  and forum  convenience  of the state and federal courts located in the borough of Manhattan,  New York County, New York, with respect to any action by the Maker to enforce the provisions of this Note.

     12.  WAIVERS.  The Maker hereby waives  presentment for payment,  notice of dishonor,  protest  and notice of payment  and all other  notices of any kind in connection  with the enforcement of this Note. Any provision of this Note may be amended, waived or modified upon the written consent of Maker and Payee.

     13.  NO SETOFFS.  The Maker shall pay principal and interest under the Note without any deduction for any setoff or counterclaim.

     14.  COSTS OF  COLLECTION.  If this Note is not paid  when  due,  the Maker
shall  pay  Payee's  reasonable  costs  of  collection,   including   reasonable
attorney's fees.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has hereunto affixed its signature.

                                    NYFIX, INC.

                                    By
                                      -------------------------------------

                                    Its
                                       ------------------------------------

                                       10